================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 5, 2007
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              1-14770                                      43-1813160
      (Commission File Number)                 (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES AND

ITEM 7.01  REGULATION FD DISCLOSURE.

On February 9, 2007, Payless ShoeSource, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it has committed to make a major investment in its supply chain efficiency and will shift to a dual-distribution center model. As a result, in the summer of 2008, once the two new distribution centers are operational and supporting the ongoing product inventory needs of Payless stores, the Company plans to close its Topeka distribution facility, which it expects will affect approximately 450-550 jobs. The new distribution center plan includes $3 million to $4 million in non-cash expenses for accelerated depreciation of property, plant and equipment. The plan also includes cash expenses of approximately $5 million for severance and $3 million to $5 million for other related costs. All of these expense line items, totaling $11 million to $14 million, are components of cost of goods sold, the bulk of which will be recognized ratably during the period until the second distribution center is opened.

The Company's capital spending for this investment will be approximately $77 million from 2006 through 2008, which when coupled with the other items above, is anticipated to be dilutive to earnings per share by an estimated ($0.18) per diluted share in 2007 and by an estimated ($0.09) per diluted share in 2008. Starting in 2009, the impact is expected to become accretive and contribute an estimated $0.10 per diluted share as benefits from more advanced technology and lower transportation costs are realized.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

EXHIBIT #    DESCRIPTION
---------    ------------------------------------
99.1         Press Release dated February 9, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    PAYLESS SHOESOURCE, INC.


Date: February 9, 2007                              By: /s/ Ullrich E. Porzig
                                                        -----------------------
                                                        Ullrich E. Porzig
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                        and Treasurer

                                  EXHIBIT INDEX

EXHIBIT #  DESCRIPTION
---------  ---------------------------------------------------------------------
99.1       Press Release dated February 9, 2007